SASCO 2005-S3
Credit Risk Manager Report
October 2005
2005 Clayton Fixed Income Services Inc. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to Clayton Fixed Income Services Inc by third parties and therefore Clayton Fixed Income Services Inc cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 Clayton Fixed Income Services Inc. All Rights Reserved.


Table of Contents
Section One 		Executive Summary
Section Two		Loan-Level Report
Section Three 		Prepayment Premium Analysis
Section Four 		Analytics

2005 Clayton Fixed Income Services Inc. All Rights Reserved.


Section One
Executive Summary

2005 Clayton Fixed Income Services Inc. All Rights Reserved.


SASCO 2005-S3 Executive Summary October 2005

Transaction Summary
Closing Date: 06/30/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing		9/30/2005 2	9/30/2005 as a
			Date				Percentage of
							Closing Date

Collateral Balance	$558,393,583 	$493,172,204	88.31%
Loan Count		12,066		10,826		89.72%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2These figures are based upon information provided to Clayton Fixed Income Securities, Inc by the servicers on a monthly basis.

2005 Clayton Fixed Income Services Inc. All Rights Reserved.


Recoveries

Prepayment Premium Recovery - $2,033
Loan number 6575567 was paid in full on 6/30/2005 with an active prepayment premium. No premium was remitted in the 7/25/2005 distribution. Clayton asked the servicer why a premium was not remitted and the servicer responded that a premium of $2,033 was collected on 6/30/2005. Although the premium was collectd by the servicer, Clayton did not receive notification of this being remitted. The premium has since been remitted in the 10/25/2005 distribution.

Collateral Statistics

					Loan Count 	Summed Balance
First Payment Defaults 			5		$365,300
Early Payment Defaults* 		86		$3,957,058
Multiple Loans to One Borrower		49		$1,448,281
*A default that occurs on the second or third scheduled payment

Natural Disasters

Clayton identified 935 properties within this security which are located in areas that are designated as FEMA disaster areas as a result of the recent natural disasters. These include Hurricanes Katrina, Rita, Wilma, and the New Hampshire flooding. Of these properties, 826 are located in areas covered by individual assistance, which allows for individuals to file personal claims with FEMA up to $26,200. This total unpaid principal balance of the loans covered by individual assistance is $33,567,057.

2005 Clayton Fixed Income Services Inc. All rights reserved.


The remaining 109 properties are located in areas covered by public assistance, which also allows individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs. The total unpaid principal balance of the loans covered by public assistance is $3,440,658. The table below contains the properties that are located in the FEMA disaster areas that have loans with unpaid principal balances of greater than $50,000 and/or experienced value declines prior to the disasters.

Loan 	 Property 	Delinquency Status	Unpaid Principal    Assistance
Number	 Location 	as of 9/30/2005		Balance as of 	    Type
						9/30/2005	    Individual
6579008  Miami, FL	90 Days 		$51,313  	    Individual
6583247  Houston, TX	90 Days  		$53,332 	    Individual
6583844  Miami, FL	120 Days 		$198,000	    Individual
6573971  Pembroke 	90 Days 		$93,891		    Individual
	 Pines, FL
6574635* Houston, TX 	150 Days		$44,960 	    Individual

*This loan experienced a significant value decline. The original property value was $225,000 and the value has declined to $162,500, a 28 percent decline in value.

Prepayments

Remittance	Begining Collateral	Total		Percentage of
Date 		Balance			Prepayments	Prepayment
10/25/2005	$509,399,184		$16,206,337	3.18
9/25/2005	$528,291,507		$18,591,941	3.52
8/25/2005 	$543,212,983		$14,617,725  	2.69

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month
During the 10/25/2005 distribution cycle, 116 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 113 of these loans totaling $218,648. Clayton asked the servicers to explain why premiums were not remitted for the three remaining loans.

Additionally, one loan was paid-in-full during the 10/25/2005 distribution cycle with a premium of $764 remitted, but the loan did not have a prepayment premium flag.

Lastly, as noted above in the recovery section, loan number 6575567 had a trailing prepayment premium of $2,033 remitted during the 10/25/2005 distribution. The total amount remitted to the P Class was $221,445.

2005 Clayton Fixed Income Services Inc. All rights reserved.


Prepayment Premium Issues for Prior Months

Clayton is still awaiting a response from the servicers regarding the two loans that liquidated during the 9/25/2005 distribution and one from the 8/25/2005 distribution. These loans had active prepayment premium flags at the time of payoff, but did not have premiums remitted. Clayton did receive a response regarding loan number 6575623, which paid-in-full during the 8/25/2005 distribution. The servicer stated that the addendum to the note with the prepayment penalty terms was not available. For the remaining outstanding prepayment premium questions, Clayton will provide an update when available.

Loss Analysis

Loss Issues for the Current Month
As of the 10/25/2005 distribution, no losses have passed through to the trust.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Two
Loan-Level Report

2005 Clayton Fixed Income Services Inc. All rights reserved.


Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/ origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services, Inc uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services, Inc internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class. Liquidation Date: Clayton Fixed Income Services, Inc's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services, Inc's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C	The contractually due payment arrived on time.
3	The contractually due payment had not arrived within thirty days.
6	The contractually due payment had not arrived within sixty days.
9	The contractually due payment had not arrived within ninety days.
F	The property is in the process of foreclosure.
R	The property is real estate owned (REO).
0	The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method 1st Lien
Comb. LTV CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6572530 $236,300
99.99%
$41,700
$41,683
BPO
7/6/2005
$296,000
$278,000
14.08%
14.99%
4/1/2005
4/1/2005
IL
660
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6573139 $268,000
81.70%
$67,000
$67,000
BPO
6/8/2005
$340,000
$410,000
19.70%
16.34%
4/1/2005
3/1/2005
CA
733
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
6573445 $61,600
96.24%
$15,400
$15,394
BPO
6/9/2005
$82,000
$80,000
18.78%
19.24%
3/1/2005
3/1/2005
MO
612
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6573764 $0
0.00%
$42,100
$0
Int. Est.
12/31/2004
$227,000
$179,958
18.54%
0.00%
2/1/2005
6/10/2005
CA
619
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6573953 $226,400
93.93%
$56,600
$0
Int. Est.
6/30/2005
$285,000
$241,010
19.85%
0.00%
2/1/2005
7/1/2005
FL
757
remitted. Clayton asked the servicer why no premium was remitted and is awaiting a response.
Default Reason: (Unknown)
11/15/2005 This loan was added to the Watchlist because it was paid in full during the 10/25/2005 distribution with an active prepayment penalty flag, but no premium was
FL 2/1/2005 BPO $257,000 $51,400 20.00% $205,600 $33,354 6573971 8/1/2006 C369
93.08% $51,313 8/5/2005 $276,000 18.59% 5/1/2005 622
Default Reason: (Unknown)
11/15/2005 The property securing this loan is located in a FEMA disaster relief area. This loan was added to the Watchlist because it has a higher balance and is more risky due to the property location and the delinquency status when the disaster occurred.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$41,683
99.95%
$0
0.00%
$15,394
99.96%
$0
0.00%
$0
0.00%
64.89%
Delinquency
Status
2/1/2007 3699
Monitor
5/1/2006 6999
Monitor
3/1/2006 6999
Monitor
8/10/2006 0000
Active
10/1/2006 CCC0
Monitor
Monitor
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6574374 BPO
6/8/2005
$160,000
$160,000
3/1/2005
3/1/2005
TN
659
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6574635 BPO
6/8/2005
$225,000
$162,500
2/1/2005
3/1/2005
TX
620
will monitor this loan as it poses a higher risk to the trust because of its delinquency status and value decline.
Default Reason: (Unknown)
11/15/2005 The property securing this loan is located in a FEMA disaster relief area. Prior to the disaster occurring this loan experienced a significant value decline. Clayton
CO 3/1/2005 BPO $80,000 $15,800 19.75% $63,200 $15,794 6574875 7/1/2006 3699
7/8/2005 $75,000 3/1/2005 613
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6574952 BPO
7/6/2005
$217,000
$202,000
3/1/2005
4/1/2005
CO
671
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated as a cash out refinance.
6575290 BPO
6/16/2005
$255,000
$165,000
3/1/2005
4/1/2005
TN
666
Default Reason: (Unknown)
8/10/2005 This loan is being added to the Watchlist because it represents an early payment default and the 6/16/2005 BPO represents a 35 percent value decline.
6575567 Int. Est.
12/31/2004
$285,000
$230,640
2/1/2005
6/1/2005
AZ
667
Default Reason: (Unknown)
11/15/2005 The servicer responded that a premium of $2,033 was collected on 6/30/2005. The prepayment premium was remitted in the 10/25/2005 distribution.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
3/1/2006 $127,920
99.92%
$31,980
$31,961
6999
Monitor
$31,961
99.94%
19.98%
19.97%
3/1/2006 $180,000
138.43%
$45,000
$44,960
6999
Monitor
$44,960
99.91%
20.00%
27.66%
105.32% $15,794 Monitor 99.96% 21.05%
8/1/2006 $173,600
107.40%
$43,400
$43,357
3699
Monitor
$43,357
99.90%
20.00%
21.46%
4/1/2006 $200,000
143.91%
$37,500
$37,456
3699
Monitor
$37,456
99.88%
14.70%
22.70%
10/1/2006 $0
0.00%
$56,672
$0
0000
Active
$0
0.00%
19.88%
0.00%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6575879 $16,920
$16,912
BPO
6/8/2005
$86,000
$76,000
19.67%
22.25%
3/1/2005
3/1/2005
WI
650
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6575891 $31,400
$31,385
BPO
6/8/2005
$168,000
$167,000
18.69%
18.79%
3/1/2005
3/1/2005
MN
641
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576008 $24,500
$24,492
BPO
6/8/2005
$127,000
$125,000
19.29%
19.59%
3/1/2005
3/1/2005
IL
583
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6576212 $60,000
$59,977
BPO
6/9/2005
$363,000
$300,000
16.52%
19.99%
3/1/2005
3/1/2005
GA
644
proceedings.
Default Reason: (Unknown)
11/15/2005 Based on Clayton's calculation, the equity position for this loan appears to be $10,800. Clayton believes the servicer should monitor the senior lienholder's
IL 3/1/2005 BPO 18.07% $135,000 $22,221 1/1/2007 6576265 $24,400
$24,391 6/8/2005 $130,000 18.76% 3/1/2005 606
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6576273 $19,800
$19,793
BPO
6/8/2005
$115,000
$67,000
17.21%
29.54%
3/1/2005
3/1/2005
IN
613
Default Reason: (Unknown)
11/15/2005 Based on the most recent BPO, the property securing this loan is worth less than the senior lien amount. Because of the apparent lack of equity, Clayton recommended to the servicer that it charge off this loan to prevent an increase in loss severity.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
11/1/2006 $67,680
111.30%
6999
Monitor
$16,912
99.95%
10/1/2006 $125,600
94.00%
6999
Monitor
$25,467
81.10%
1/1/2007 $98,000
97.99%
6999
Monitor
$24,492
99.96%
3/1/2006 $240,000
99.99%
6999
Monitor
$57,524
95.87%
$97,600
93.83%
6999
Monitor 91.06%
9/1/2006 $79,200
147.75%
6999
Monitor - BK
$19,793
99.96%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6576647 $78,000
$77,962
BPO
8/4/2005
$390,000
$374,000
20.00%
20.84%
5/1/2005
5/1/2005
MN
637
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576648 $47,000
$46,977
BPO
8/18/2005
$238,000
$235,000
19.74%
19.99%
5/1/2005
5/1/2005
MN
677
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576698 $56,000
$55,969
BPO
8/4/2005
$280,000
$200,500
20.00%
27.91%
5/1/2005
5/1/2005
TX
738
Default Reason: (Unknown)
11/15/2005 Based on the most recent BPO, the property securing this loan is worth less than the senior lien amount. Because of the apparent lack of equity, Clayton
MN 5/1/2005 BPO 20.20% $99,000 $19,990 12/1/2006 6576811
recommended to the servicer that it charge off this loan to prevent an increase in loss severity.
$79,000
116.45%
$20,000
$19,990 8/4/2005 $85,000 23.51% 5/1/2005 648
Default Reason: (Unknown)
property value has declined by 14 percent based on a BPO performed on 8/4/2005. 10/14/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing it was originated as a cash-out refinance. Additionally, the
MO 5/1/2005 BPO $165,000 20.00% $33,000 $32,987 $132,000 5/1/2006 C369 6576825
$32,987 8/3/2005 $153,000 21.55% 5/1/2005 597
Default Reason: (Unknown)
a small decline in value. 10/14/2005 This loan was added to the Watchlist because it is an early-payment default and was originated as a cash-out refinance. Additionally, the property has experience
GA 5/1/2005 BPO $132,300 15.11% $20,000 $19,984 $99,070 6/1/2006 CC36 6577060
$19,984 9/8/2005 $125,000 15.98% 6/1/2005 698
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated for the purchase of an investment home.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
12/1/2006 $312,000
104.26%
C369
Monitor
$77,962
99.95%
12/1/2006 $188,000
99.99%
CC69
Monitor
$46,977
99.95%
5/1/2006 $224,000
139.63%
C369
Monitor
$55,969
99.94%
C369
Monitor 99.95%
107.83% Monitor - BK 99.95%
95.24% Monitor 99.91%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6577168 BPO
7/8/2005
$360,000
$365,000
5/1/2005
4/1/2005
IL
746
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
6577213 BPO
9/7/2005
$270,000
$195,000
5/1/2005
6/1/2005
MN
633
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated to purchase an investment home.
6578078 BPO
9/13/2005
$178,000
$465,900
4/1/2005
4/1/2005
TX
704
ensure the most recent valuation is accurate.
Default Reason: (Unknown)
11/15/2005 The property securing this loan increased in value by 162 percent since origination in February. Clayton asked the servicer to perform a reconciliation of values to
NJ 4/1/2005 BPO $345,000 $86,250 25.00% $241,500 $71,820 6578526 11/1/2006 3699
9/15/2005 $325,000 4/1/2005
8/2/2005
625
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default.
6578877 BPO
9/13/2005
$180,000
$185,000
5/1/2005
5/1/2005
MN
740
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6579008 BPO
9/17/2005
$848,000
$850,000
5/1/2005
4/1/2005
FL
740
Default Reason: (Unknown)
11/15/2005 The property securing this loan is located in a FEMA natural disaster relief area. Along with being a first payment default this loan represents a higher risk to the security because of the high balance and location of the property.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$54,000
$54,000
15.00%
14.79%
$26,990
$26,963
9.99%
13.82%
$26,700
$26,688
15.00%
5.72%
$86,225 26.53%
$35,980
$35,972
19.98%
19.44%
$198,000
$198,000
23.34%
23.29%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
2/1/2007 $306,000
98.63%
3699
Monitor - BK
$54,000
100.00%
1/1/2007 $215,920
124.55%
CC36
Monitor
$26,963
99.90%
4/1/2006 $142,400
36.29%
3699
Monitor
$0
0.00%
100.83% Monitor 83.26%
12/1/2006 $143,920
97.23%
CC69
Monitor
$35,774
99.42%
7/1/2006 $650,000
99.76%
3699
Monitor
$157,145
79.36%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6579356 BPO
9/13/2005
$160,000
$138,000
5/1/2005
5/1/2005
UT
662
investment home.
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation for a cash out refinance on an

WI 5/1/2005 BPO 10.00% $133,000 $13,300 12/1/2006 6579839
9/16/2005 $132,000 4/1/2005
8/2/2005
686
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default.
6580376 BPO
9/14/2005
$231,000
$255,000
6/1/2005
6/1/2005
IL
675
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6580604 BPO
9/14/2005
$220,000
$241,925
6/1/2005
5/1/2005
TX
745
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it represents a first payment default.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$32,000
$31,990
20.00%
23.18%
$13,300
$13,300 10.07%
$34,350
$34,343
14.87%
13.46%
$33,000
$33,000
15.00%
13.64%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $112,000
104.34%
C369
Monitor
$31,990
99.96%
$112,000
94.92%
3699
Monitor 100.00%
4/1/2007 $183,200
85.31%
CC36
Monitor
$13,201
38.43%
5/1/2006 $176,000
86.39%
C369
Monitor
$12,042
36.49%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method State
FICO
First Pmt.
Last Paid Dt. Loan Number
6580836 Int. Est.
6/30/2005
11/1/2004
9/1/2005
WA
677
remitted. Clayton asked the servicer why no premium was remitted and is awaiting a response.
Default Reason: (Unknown)
11/15/2005 This loan was added to the Watchlist because it was paid in full during the 10/25/2005 distribution with an active prepayment penalty flag, but no premium was
OR 11/1/2004 Int. Est. $155,000 $31,000 20.00% $0 $0 6580942 9/1/2006 0000
12/31/2004 5/1/2005 628
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6581378 Int. Est.
12/31/2004
2/1/2005
4/1/2005
CA
609
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6581671 Int. Est.
12/31/2004
2/1/2005
5/1/2005
CA
626
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6582586 Int. Est.
12/31/2004
11/1/2004
5/1/2005
CA
584
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6582602 Int. Est.
12/31/2004
12/1/2004
5/1/2005
HI
621
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
Orig.
Current Value
$285,000
$239,232
$123,391
$332,485
$263,583
$255,000
$202,156
$205,000
$170,754
$300,000
$236,834
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$0
0.00%
$51,600
$0
18.10%
0.00%
0.00% $0 0.00%
$0
0.00%
$16,624
$0
4.99%
0.00%
$0
0.00%
$51,000
$0
20.00%
0.00%
$0
0.00%
$10,250
$0
5.00%
0.00%
$0
0.00%
$60,000
$0
20.00%
0.00%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$0
0.00%
0.00%
$0
0.00%
$0
0.00%
$0
0.00%
$0
0.00%
Delinquency
Status
1/1/2007 CCC0
Monitor
Active
7/1/2006 0000
Active
8/1/2006 0000
Active
8/1/2006 0000
Active
8/1/2006 0000
Active
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6582618 BPO
9/7/2005
$305,000
$402,333
1/1/2005
4/1/2005
CA
623
Default Reason: (Unknown)
10/27/2005 According to a BPO performed on 9/7/2005, the property securing this loan increased in value by $97,333 or 31.9 percent since origination. Clayton asked the explain why they were not yet pursuing foreclosure because with the value increase there appears to be more than 40 percent equity in the property. Clayton is servicer if a reconciliation of values was performed to legitimize this increase in value. Additionally, Clayton asked if the value was accurate, would the servicer awaiting a response.
6582623 Int. Est.
12/31/2004
$479,000
$379,736
2/1/2005
3/1/2005
CA
620
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6582682 Int. Est.
12/31/2004
$138,000
$108,723
2/1/2005
4/1/2005
VA
580
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
6583247 Int. Est.
6/30/2005
$470,000
$364,227
2/1/2005
5/1/2005
TX
657
property and the delinquency status when the disaster occurred.
Default Reason: (Unknown)
11/15/2005 The property securing this loan is located in a FEMA natural disaster relief area. This loan represents a higher risk to the security because of location of the
CA 3/1/2005 Int. Est. 20.00% $295,000 $0 11/1/2006 6583635
6/30/2005 $241,960 8/1/2005 693
Default Reason: (Unknown)
11/15/2005 This loan was added to the Watchlist because it was paid in full during the 10/25/2005 distribution with an active prepayment penalty flag, but no premium was remitted. Clayton asked the servicer why no premium was remitted and is awaiting a response.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
7/1/2006 $244,000
75.79%
$61,000
$60,937
3699
Monitor
$0
0.00%
20.00%
15.14%
6/1/2006 $0
0.00%
$95,800
$0
0000
Active
$0
0.00%
20.00%
0.00%
5/1/2006 $0
0.00%
$6,900
$0
0000
Active
$0
0.00%
5.00%
0.00%
5/1/2006 $376,000
129.01%
$94,000
$93,891
369
Monitor
$93,891
99.88%
20.00%
25.77%
$0
0.00%
$59,000
$0
CCC0
Monitor 0.00% 0.00%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6583844 $53,400
$53,332
Appraisal
9/2/2005
$267,000
$349,000
20.00%
15.28%
2/1/2005
4/1/2005
FL
642
Default Reason: (Unknown)
11/15/2005 The property securing this loan is located in a FEMA natural disaster relief area. This loan represents a higher risk to the security because of location of the increase in property value. property and the delinquency status when the disaster occurred. The BPO performed on the property occurred prior to the disaster and represents a significant
CA 3/1/2005 Int. Est. $205,000 20.00% $41,000 $0 $0 8/1/2006 0000 6584284
$0 12/31/2004 $155,800 0.00% 5/1/2005 549
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
7/1/2006 $213,600
76.48%
699
Monitor
$0
0.00%
0.00% Active 0.00%

Section Three
Prepayment Premium Analysis

2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S3
Mortgage Data Through: September 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

		Trustee Remittance Date
Class	25-Oct-05  25-Sep-05 25-Aug-05 25-Jul-05
P Class	$221,445   $237,940  $166,278  $125,132

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.

		Trustee Remittance Date
Servicers 25-Oct-05  25-Sep-05 25-Aug-05 25-Jul-05
Total	  $221,445   $237,940  $166,278  $125,132

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.

Amount remitted to the P Class: $221,445
Amount remitted by servicers:   $221,445
Difference: 			$0

2005 Clayton Fixed Income Services Inc. All rights reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S3
Mortgage Data Through: September 30, 2005

Trustee Remittance Date: 	 25-OCT-05  25-SEP-05  25-AUG-05  25-JUL-05
Loans with Active Prepayment
Flags with Premiums Remitted (A) 113	    118		89	  74
Loans without Prepayment
Flags with Premiums Remitted 	 1	    6		1	  1
Total Loans with Premiums
Remitted (B) 			 114	    124		90	  75
Loans with Active Prepayment
Flags (C) 			 116	    120		91	  85
Loans without Prepayment Flags
with Premiums Remitted 		 1	    6		1	  1
Subtotal (D) 			 117	    126		92	  86
Premiums Remitted for Loans
with Active Prepayment
Flags (A/C) 			 97.41%	    98.33%	97.80%	  87.06%
Total Loans with Premiums
Remitted to the Subtotal (B/D)	 97.44%	    98.41%	97.83%	  87.21%
Total Paid-Off Loans (E) 	 321	    239		282	  277
Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			 35.51%	    51.88%	31.91%	  27.08%

2005 Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loan Exception Report for SASCO 2005-S3
Mortgage Data Through: September 30, 2005

								TOTAL
Total Paid-Off Loans with Flags 				118
Less Exceptions:
	Loans with Expired Prepayment Clauses
	(as stated in the Note)* 				2
	Loans that Contained a Clause Allowing
	Prepayment Premiums to be Waived at the Time
	of Liquidation* 					0
	Loans that were Liquidated from REO Status* 		0
	Loans with Discrepancies between the Data File
	and the Note* 						0
	Defaulted Liquidated Loans that Could Not Have
	Premiums Collected because of the Acceleration
	of the Debt* 						0
	Loans that were Liquidated Through Loss
	Mitigation Efforts* 					0

Total Paid-Off Loans with Active Prepayment Flags (C) 		116

Other Exceptions:
	Paid-Off Loans that Did Not have Premiums
	Collected because of State Statutes 			0
	Paid-Off Loans with Active Prepayment Flags
	that Did Not Have Premiums Remitted 			3

* These categories are mutually exclusive.

2005 Clayton Fixed Income Services Inc. All rights reserved.



Paid-Off Loans With Prepayment Flags for SASCO 2005-S3

Mortgage Data Through: September 30, 2005

Loan 	Delin-	Origin-  PPP  Expir-    Payoff   Payoff   PPP   State % of PPP
Number  quency ation	 Flag ation     Balance  Date     Remit-      to Payoff
	String Date	      Date		          ted
6575567*  0    12/23/2004 1 12/23/2005 $56,483	6/30/2005 $2,033 AZ	4%
6583635** CCC0 1/31/2005  5 1/31/2010  $58,136	9/1/2005  $0 	 CA	0%
6573953** CCC0 12/17/2004 2 12/17/2006 $56,411	9/12/2005 $0 	 FL	0%
6580836** CCC0 9/11/2004  3 9/11/2007  $51,349	9/8/2005  $0 	 WA	0%
6573811^  CCC0 12/29/2004 0 12/29/2004 $49,125	9/14/2005 $764 	 MN	2%
6581897   CCC0 12/2/2004  1 12/2/2005  $58,876	9/22/2005 $2,948 IL	5%
6583403   CCC0 2/8/2004	  2 12/8/2005  $59,788	9/14/2005 $2,270 CA	4%
6581717	  CCC0 12/15/2004 1 12/15/2005 $96,156	9/2/2005  $3,452 CA	4%
6584065   CCC0 12/17/2004 1 12/17/2005 $109,599 9/29/2005 $4,380 FL	4%
6573315	  CCC0 12/23/2004 1 12/23/2005 $30,260  9/26/2005 $1,245 OR	4%
6583952	  CCC0 12/31/2004 1 12/31/2005 $44,852  9/22/2005 $807 	 RI	2%
6584167	  CCC0 1/24/2005  1 1/24/2006  $239,197	9/22/2005 $4,784 VA	2%
6583876	  CCC0 1/28/2005  1 1/28/2006  $64,362 	9/29/2005 $2,828 CA	4%
6582572	  CCC0 7/8/2004	  2 7/8/2006   $4,964   9/1/2005  $240 	 HI	5%
6581149	  CC30 8/12/2004  2 8/12/2006  $46,607 	9/9/2005  $2,096 HI	4%
6581319	  CCC0 8/20/2004  2 8/20/2006  $105,598	9/19/2005 $4,800 CA	5%
6581322	  CCC0 9/15/2004  2 9/15/2006  $86,795 	9/27/2005 $3,450 CA	4%
6582217	  3690 9/30/2004  2 9/30/2006  $10,223 	9/1/2005  $498 	 FL	5%
6581334	  CCC0 10/4/2004  2 10/4/2006  $28,893 	9/21/2005 $1,212 WA	4%
6581075	  CCC0 10/20/2004 2 10/20/2006 $31,443 	9/12/2005 $1,414 AZ	4%
6582598	  CCC0 10/26/2004 2 10/26/2006 $52,860 	9/8/2005  $2,430 HI	5%
6582232	  CCC0 10/28/2004 2 10/28/2006 $4,384 	9/29/2005 $190 	 IN	4%
6581879	  CCC0 10/29/2004 2 10/29/2006 $30,785 	9/27/2005 $563 	 MN	2%
6581350	  CCC0 10/29/2004 2 10/29/2006 $10,070 	9/29/2005 $486 	 FL	5%
6583126	  CCC0 11/4/2004  2 11/4/2006  $99,689 	9/20/2005 $4,281 CA	4%
6581291	  CCC0 11/19/2004 2 11/19/2006 $46,858 	9/2/2005  $2,037 CA	4%
6581371	  CCC0 11/22/2004 2 11/22/2006 $31,902 	9/20/2005 $1,307 NV	4%
6581459	  CCC0 11/23/2004 2 11/23/2006 $94,118 	9/13/2005 $3,573 CA	4%
6581521	  CC30 11/24/2004 2 11/24/2006 $11,511 	9/2/2005  $450 	 CA	4%
6581491	  CCC0 12/1/2004  2 12/1/2006  $46,836 	9/22/2005 $1,943 CA	4%
6582300	  CCC0 12/1/2004  2 12/1/2006  $40,885 	9/2/2005  $1,902 FL	5%
6582705	  CCC0 12/1/2004  2 12/1/2006  $49,756 	9/2/2005  $1,789 CA	4%
6581522	  CCC0 12/6/2004  2 12/6/2006  $60,359 	9/1/2005  $2,652 CA	4%
6583949	  CCC0 12/8/2004  2 12/8/2006  $75,428 	9/20/2005 $3,541 CA	5%
6581656	  CCC0 12/8/2004  2 12/8/2006  $79,667 	9/30/2005 $2,767 CA	3%
6584134	  CCC0 12/9/2004  2 12/9/2006  $68,802 	9/20/2005 $2,885 FL	4%
6582354	  CCC0 12/10/2004 2 12/10/2006 $19,033 	9/29/2005 $826 	 FL   4%
6581714	  CCC0 12/13/2004 2 12/13/2006 $89,606 	9/30/2005 $3,267 CA	4%
6582638	  CCC0 12/13/2004 2 12/13/2006 $79,547 	9/1/2005  $3,179 CA	4%
6581664	  CCC0 12/14/2004 2 12/14/2006 $60,678 	9/12/2005 $2,422 CA	4%
6582828	  CCC0 12/15/2004 2 12/15/2006 $52,771 	9/15/2005 $1,741 CA	3%
6573852	  CCC0 12/15/2004 2 12/15/2006 $28,940 	9/16/2005 $1,387 FL	5%
6582271	  CCC0 12/15/2004 2 12/15/2006 $27,529 	9/13/2005 $1,211 FL	4%
6583067	  CCC0 12/15/2004 2 12/15/2006 $13,382 	9/1/2005  $638 	 CT	5%
6576410	  CCC0 12/17/2004 2 12/17/2006 $78,736 	9/30/2005 $2,950 CA	4%
6574039	  CCC0 12/17/2004 2 12/17/2006 $58,781 	9/20/2005 $2,173 FL	4%
6581806	  CCC0 12/20/2004 2 12/20/2006 $53,522 	9/27/2005 $2,353 CA	4%
6574312	  CCC0 12/20/2004 2 12/20/2006 $44,817 	9/1/2005  $1,679 CA	4%
6576059	  CCC0 12/20/2004 2 12/20/2006 $43,057 	9/23/2005 $873 	 VA	2%
6582480	  CCC0 12/21/2004 2 12/21/2006 $57,203 	9/6/2005  $2,029 FL	4%
6581807	  CCC0 12/21/2004 2 12/21/2006 $27,865 	9/13/2005 $1,112 AZ	4%
6573338	  CCC0 12/22/2004 2 12/22/2006 $25,307 	9/28/2005 $1,011 FL	4%
6583966	  CCC0 12/23/2004 2 12/23/2006 $23,935 	9/12/2005 $957 	 FL	4%
6581828	  CCC0 12/23/2004 2 12/23/2006 $12,140 	9/26/2005 $542 	 CA	4%
6583065	  CCC0 12/23/2004 2 12/23/2006 $8,593   9/19/2005 $418 	 NY	5%
6582918	  CCC0 12/27/2004 2 12/27/2006 $157,264 9/27/2005 $6,676 CA	4%
6573334	  CCC0 12/27/2004 2 12/27/2006 $31,310  9/30/2005 $1,345 FL	4%
6573368	  CCC0 12/28/2004 2 12/28/2006 $110,074 9/30/2005 $4,669 CA	4%
6576412	  CCC0 12/28/2004 2 12/28/2006 $37,680  9/7/2005  $1,506 HI	4%
6576426	  CCC0 12/28/2004 2 12/28/2006 $43,799  9/20/2005 $1,444 CA	3%
6576371	  CCC0 12/30/2004 2 12/30/2006 $61,450 	9/1/2005  $2,764 CA	4%
6575538	  CCC0 12/30/2004 2 12/30/2006 $36,866 	9/7/2005  $1,473 AZ	4%
6583965	  CCC0 12/31/2004 2 12/31/2006 $48,798 	9/30/2005 $1,933 CA	4%
6573588	  CCC0 1/1/2005	  2 1/1/2007   $31,507 	9/27/2005 $1,306 AZ	4%
6574282	  CCC0 1/4/2005	  2 1/4/2007   $42,895 	9/29/2005 $1,929 CA	4%
6576439	  CCC0 1/6/2005	  2 1/6/2007   $76,786 	9/22/2005 $3,259 CA	4%
6576303	  6990 1/7/2005	  2 1/7/2007   $76,948 	9/13/2005 $3,454 CA	4%
6583177	  CCC0 1/13/2005  2 1/13/2007  $33,931 	9/6/2005  $1,424 AZ	4%
6573482	  CCC0 1/13/2005  2 1/13/2007  $14,965 	9/30/2005 $150 	 MI	1%
6574233	  CCC0 1/14/2005  2 1/14/2007  $82,803 	9/15/2005 $3,517 CA	4%
6573594	  CCC0 1/14/2005  2 1/14/2007  $32,920 	9/23/2005 $1,381 NV	4%
6575596	  CCC0 1/14/2005  2 1/14/2007  $22,646 	9/30/2005 $870 	 AZ	4%
6576025	  CCC0 1/14/2005  2 1/14/2007  $28,115 	9/8/2005  $570 	 VA	2%
6575685	  CCC0 1/18/2005  2 1/18/2007  $35,833 	9/16/2005 $717 	 MA	2%
6574226	  CCC0 1/20/2005  2 1/20/2007  $40,249 	9/30/2005 $1,668 OR	4%
6573311	  CCC0 1/24/2005  2 1/24/2007  $50,941 	9/7/2005  $2,407 AZ	5%
6573638	  CCC0 1/25/2005  2 1/25/2007  $72,786 	9/29/2005 $1,475 VA	2%
6574294	  CCC0 1/25/2005  2 1/25/2007  $33,992 	9/27/2005 $1,393 CA	4%
6572609	  CCC0 1/26/2005  2 1/26/2007  $78,774 	9/13/2005 $3,070 CA	4%
6575588	  CCC0 1/26/2005  2 1/26/2007  $36,890 	9/23/2005 $1,418 AZ	4%
6573945	  CCC0 1/27/2005  2 1/27/2007  $37,356 	9/27/2005 $1,343 FL	4%
6576082	  CCC0 1/28/2005  2 1/28/2007  $44,108 	9/20/2005 $1,984 FL	4%
6575495	  CCC0 1/31/2005  2 1/31/2007  $41,484 	9/2/2005  $1,762 AZ	4%
6575341	  CCC0 1/31/2005  2 1/31/2007  $60,115 	9/27/2005 $1,219 VA	2%
6574055	  CCC0 1/31/2005  2 1/31/2007  $22,933 	9/22/2005 $882 	 FL   4%
6584313	  CCC0 2/8/2005	  2 2/8/2007   $73,048 	9/16/2005 $3,033 CA	4%
6572651	  CCC0 2/8/2005	  2 2/8/2007   $55,378 	9/16/2005 $2,236 CA	4%
6573065	  CCC0 2/9/2005	  2 2/9/2007   $73,832 	9/29/2005 $2,937 CA	4%
6578158	  CCC0 2/15/2005  2 2/15/2007  $64,370 	9/30/2005 $2,702 NV	4%
6573083	  CCC0 2/15/2005  2 2/15/2007  $58,349 	9/8/2005  $2,181 CA	4%
6573126	  CCC0 2/18/2005  2 2/18/2007  $68,777 	9/7/2005  $2,268 CA	3%
6572462	  CCC0 2/28/2005  2 2/28/2007  $70,817 	9/8/2005  $2,647 CA	4%
6576464	  CCC0 3/2/2005	  2 3/2/2007   $77,819 	9/29/2005 $3,064 CA	4%
6576527	  CCC0 3/2/2005	  2 3/2/2007   $62,036 	9/19/2005 $2,443 CA	4%
6576524	  CCC0 3/7/2005	  2 3/7/2007   $75,624 	9/16/2005 $2,978 CA	4%
6576802	  CCC0 3/23/2005  2 3/23/2007  $69,771 	9/23/2005 $2,748 CA	4%
6577180	  CCC0 3/31/2005  2 3/31/2007  $48,419 	9/2/2005  $2,004 FL	4%
6581140   CCC0 7/1/2004	  3 7/1/2007   $31,770 	9/20/2005 $635 	 MO	2%
6580874   CCC0 8/31/2004  3 8/31/2007  $22,878 	9/29/2005 $822 	 AZ	4%
6580870	  CCC0 9/1/2004	  3 9/1/2007   $52,703 	9/14/2005 $2,096 CA	4%
6580871	  CCC0 9/9/2004	  3 9/9/2007   $26,888 	9/28/2005 $1,069 AZ	4%
6580826	  CCC0 9/28/2004  3 9/28/2007  $80,417 	9/30/2005 $2,502 CA	3%
6580904	  CCC0 9/30/2004  3 9/30/2007  $77,764 	9/23/2005 $3,714 NV	5%
6583614	  CCC0 12/10/2004 3 12/10/2007 $21,138 	9/1/2005  $190 	 MI	1%
6575440	  CCC0 12/15/2004 3 12/15/2007 $26,704 	9/22/2005 $534 	 VA	2%
6581366	  CCC0 12/16/2004 3 12/16/2007 $35,900 	9/29/2005 $1,524 CA	4%
6582457	  CCC0 12/22/2004 3 12/22/2007 $30,495 	9/13/2005 $1,295 FL	4%
6573465	  CCC0 12/22/2004 3 12/22/2007 $42,092 	9/28/2005 $842 	 VA	2%
6575520	  CCC0 1/5/2005	  3 1/5/2008   $26,915 	9/8/2005  $1,156 AZ	4%
6583804	  CCC0 1/11/2005  3 1/11/2008  $68,833 	9/21/2005 $2,056 CA	3%
6583141	  CCC0 1/24/2005  3 1/24/2008  $31,934 	9/14/2005 $1,436 FL	4%
6573601	  CCC0 1/25/2005  3 1/25/2008  $37,114 	9/1/2005  $1,594 AZ	4%
6583918	  CCC0 1/31/2005  3 1/31/2008  $47,875 	9/7/2005  $958 	 VA	2%
6573136	  CCC0 2/23/2005  3 2/23/2008  $49,867 	9/26/2005 $2,294 NV	5%
6573177	  CCC0 2/25/2005  3 2/25/2008  $34,820 	9/15/2005 $1,724 AZ	5%
6581054	  CCC0 10/23/2004 5 10/23/2009 $25,307 	9/1/2005  $1,138 FL	4%
6583800	  CCC0 1/14/2005  5 1/14/2010  $12,953 	9/15/2005 $117 	 GA	1%
6583585	  CCC0 1/20/2005  5 1/20/2010  $15,947 	9/29/2005 $717 	 AZ	4%

*  This loan remitted a PPP not passed at the time of liquidation
** No PPP remitted with an active flag
^  A PPP was remitted without an active flag

2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Four
Analytics

2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO	Delinquency	Percentage
550	Current	0.002
550	Delinquent	0.003
550	Paid Off	0.005
560	Current	0.003
560	Delinquent	0.005
560	Paid Off	0.006
570	Current	0.004
570	Delinquent	0.02
570	Paid Off	0.002
580	Current	0.016
580	Delinquent	0.04
580	Paid Off	0.025
590	Current	0.032
590	Delinquent	0.093
590	Paid Off	0.023
600	Current	0.038
600	Delinquent	0.083
600	Paid Off	0.032
610	Current	0.048
610	Delinquent	0.06
610	Paid Off	0.036
620	Current	0.059
620	Delinquent	0.088
620	Paid Off	0.053
630	Current	0.064
630	Delinquent	0.091
630	Paid Off	0.051
640	Current	0.073
640	Delinquent	0.103
640	Paid Off	0.07
650	Current	0.086
650	Delinquent	0.076
650	Paid Off	0.07
660	Current	0.081
660	Delinquent	0.081
660	Paid Off	0.072
670	Current	0.072
670	Delinquent	0.071
670	Paid Off	0.077
680	Current	0.067
680	Delinquent	0.043
680	Paid Off	0.064
690	Current	0.061
690	Delinquent	0.028
690	Paid Off	0.082
700	Current	0.052
700	Delinquent	0.028
700	Paid Off	0.055
710	Current	0.047
710	Delinquent	0.02
710	Paid Off	0.046
720	Current	0.039
720	Delinquent	0.01
720	Paid Off	0.032
730	Current	0.033
730	Delinquent	0.015
730	Paid Off	0.04
740	Current	0.032
740	Delinquent	0.015
740	Paid Off	0.044
750	Current	0.026
750	Delinquent	0.018
750	Paid Off	0.022
760	Current	0.021
760	Delinquent	0.005
760	Paid Off	0.036
770	Current	0.015
770	Paid Off	0.018
780	Current	0.012
780	Paid Off	0.019
790	Current	0.009
790	Delinquent	0.003
790	Paid Off	0.011
800	Current	0.005
800	Paid Off	0.007
810	Current	0.002
810	Paid Off	0.002
820	Current	0
830	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,429	668	57.077
Delinquent	397	638	53.857
Paid Off	1,237	675	53.269
Total:	12,063

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV	Delinquency	Percentage
0	Current	0.004
0	Paid Off	0.005
0	Delinquent	0.013
0.1	Delinquent	0.108
0.1	Current	0.121
0.1	Paid Off	0.193
0.2	Paid Off	0.773
0.2	Delinquent	0.851
0.2	Current	0.851
0.3	Paid Off	0.028
0.3	Delinquent	0.028
0.3	Current	0.024
0.4	Paid Off	0.001
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,429	0.98	0.044
Delinquent	397	0.989	0.028
Paid Off	1,237	0.969	0.057
Total:	12,063

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Balance Distribution by Delinquency
Mortgage Data Through: September 30, 2005

Status	# of Loans	Average	Std. Deviation
Current	10,429	$45,568.89	$30,030.62
Delinquent	397	$45,174.54	$32,651.88
Total: 	10,826

2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0.002
0	Delinquent	0.01
0	Paid Off	0.003
120	Paid Off	0.032
120	Delinquent	0.053
120	Current	0.021
180	Current	0.453
180	Delinquent	0.393
180	Paid Off	0.466
240	Paid Off	0.026
240	Delinquent	0.055
240	Current	0.03
300	Current	0
360	Current	0.494
360	Delinquent	0.489
360	Paid Off	0.474

# of Loans	Other	120	180	240	300	360
12,063	30	277	5,456	365	1	5,934

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S3 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,495	12.4%	Cash-out refinance 	1,287	12.3%
Purchase	10,023	83.1%	Purchase	8,671	83.1%

Rate/term refinance 	439	3.6%	Rate/term refinance 	382	3.7%
Home Improvement 	6	0.0%	Home Improvement 	4	0.0%
Other	103	0.9%	Other	85	0.8%

Total	12,066	100%	Total	10,429	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	40	10.1%	Cash-out refinance 	168	13.6%
Purchase	346	87.2%	Purchase	1,003	81.1%

Rate/term refinance 	7	1.8%	Rate/term refinance 	50	4.0%
Home Improvement 	0	0.0%	Home Improvement 	2	0.2%
Other	4	1.0%	Other	14	1.1%

Total	397	100%	Total	1,237	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.146
Investment Home	Delinquent	0.078
Investment Home	Paid Off	0.226
Primary Home	Current	0.833
Primary Home	Delinquent	0.914
Primary Home	Paid Off	0.745
Second Home	Current	0.021
Second Home	Delinquent	0.008
Second Home	Paid Off	0.03

Title	# of Loans
Investment Home	1,835
Primary Home	9,972
Second Home	256
Total:	12,063

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	6905545.09	2023696.56	0	0	0
7/31/2005	7050774.14	4449069.51	2088186.87	0	0
8/31/2005	5325139.16	3914561.3	4759964.49	40322.63	0
9/30/2005	6801140.71	3417911.24	7674918.36	40322.63	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	150	51	0	0	0
7/31/2005	158	99	47	0	0
8/31/2005	124	82	110	1	0
9/30/2005	152	78	166	1	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-S3 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date	Distribution Date	CPR	3-Month MA  6-Month MA	12-Month MA
9/30/2005	10/25/2005	32.23%	31.81%
8/31/2005	9/25/2005	35.03%
7/31/2005	8/25/2005	28.00%
6/30/2005	7/25/2005	25.01%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.